                   PRO FORMA CONDENSED FINANCIAL INFORMATION



The following unaudited pro forma financial information gives effect to the acquisition by OzEmail Limited (the Company) of Access One Pty Ltd

(Access One) in a transaction to be accounted for using the purchase method of accounting in accordance with APB Opinion No. 16 (the

Acquisition).  The unaudited pro forma information  presents, on a U.S.

GAAP basis, condensed pro forma financial information of  the Company for the periods ended as of the dates indicated. The unaudited pro forma condensed statement of operations data is based on the historical financial statements of the Company and Access One and give effect to the transaction as if they had occurred on January 1, 1996 for the year ended December 31, 1996 and  for the nine months ended September 30,

1997.  The unaudited pro forma condensed balance sheet information is based on the individual balances sheets of the Company and Access One and gives effect to the transaction as if it occurred on September 30,

1997.



The pro forma condensed financial information set forth below reflects pro forma adjustments that are based on upon available information and certain assumptions that the Company believes are reasonable.  Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values at the time of the transaction.  Any changes to adjustments included in the unaudited pro forma condensed financial information ,

arising as a result of additional information becoming available are expected to be immaterial.  The Company's consideration is subject to a working capital adjustment representing the adjustment to the fair value of net assets acquired as further detailed in Note (b) to the pro forma financial information.  The goodwill as calculated as if the transaction occurred on September 30, 1997 does not include the operating losses which occurred for the period from September 30, 1997 through to the acquisition date of November 25, 1997 of approximately A$3,531,000.  The

Company does not expect, other than the matter discussed herein,

significant adjustments to the purchase price.  Accordingly, actual amounts will differ from those in the unaudited pro forma condensed financial information.  The Company expects to finalize the working capital adjustment prior to December 31, 1998.



The unaudited pro forma condensed financial information is not necessarily an indication of the results that would have been achieved had such transaction been consummated as of the dates indicated or that may be achieved in the future. The unaudited pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Company and Access One.

                       PRO FORMA CONDENSED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1997

                                  (UNAUDITED)



                                                                 HISTORICAL                 PRO FORMA
                                                            OZEMAIL   ACCESS ONE     ADJUSTMENTS
   COMBINED


ASSETS:

Cash and cash equivalents                                    55,343       1,170       (5,000)(a)
      51,513

Accounts Receivable                                           6,203       2,121                        8,324

Other                                                         1,498         595        3,235(b)        5,328
                                                            ------------------------------------------------

TOTAL CURRENT ASSETS                                         63,044       3,886       (1,765)         65,165

Property and equipment, net                                  21,918       1,906            -          23,824

Goodwill                                                         88       2,103       15,396(c)       17,587

Other                                                         3,105         262            -           3,367
                                                            ------------------------------------------------

TOTAL ASSETS                                                 88,155       8,157       13,631         109,943


                                                            ================================================
LIABILITIES

Accounts payable and accrued expenses
                12,583
   4,912
  (1,500)(b)
 15,995

Other current liabilities                                    25,853       1,065        5,978(a)(b)
    32,896
                                                            ------------------------------------------------

TOTAL CURRENT LIABILITIES                                    38,436       5,977        4,478
          48,891

Long term debt                                                4,120      17,560      (17,560)(b)       4,120

Related party debt
                                                            ------------------------------------------------

TOTAL LIABILITIES                                            42,556      23,537      (13,082)         53,011
                                                            ------------------------------------------------

SHAREHOLDERS' EQUITY

Capital stock                                                   415           2           27(a)(c)       444

Additional paid in capital                                   53,331           -       11,304(a)(c)
    64,635

Retained earnings/(accumulated deficit)
(8,151)
(15,382)
   15,382(c)
 (8,151)

Reserves                                                          4           -            -               4


                                                            ------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                   45,599     (15,380)      26,713
          56,932
                                                            ------------------------------------------------

TOTAL LIABILITY AND SE                                       88,155       8,157       13,631         109,943

                                                            ================================================

See accompanying notes to unaudited pro forma condensed financial information

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                                  (UNAUDITED)

                                (IN THOUSANDS)



                                                                 HISTORICAL                 PRO FORMA
                                                            OZEMAIL   ACCESS ONE     ADJUSTMENTS
   COMBINED


NET REVENUES                                                 27,784     14,843            -          42,627



Cost of revenues                                             15,725      13,047            -          28,772

Sales and marketing                                           7,617       5,348            -          12,965

Product development                                           2,284         530            -           2,814

General and administrative                                    4,157       2,621            -           6,778

Amortization of Goodwill                                          -         227        3,273(d)        3,500
                                                            ------------------------------------------------


Income (loss) from operations                                (1,999)     (6,930)      (3,273)
        (12,202)

Interest income(expense) net                                  2,090        (830)           -           1,260

Other income                                                    882           -            -             882
                                                            ------------------------------------------------


Income (loss) before income taxes                               973      (7,760)      (3,273)
        (10,060)

(Provision) benefit for income taxes                           (556)          -            -
            (556)

Minority equity interest                                         17           -            -              17
                                                            ------------------------------------------------


Net income (loss)                                               434      (7,760)      (3,273)        (10,599)
                                                            ================================================


Basic net income (loss) per share                              0.01         N/A          N/A           (0.11)

Diluted net income (loss) per share                            0.01         N/A          N/A           (0.11)
                                                            ================================================


Basic weighted average shares outstanding (thousands)
      89,286
    N/A
    10,000(e)
 99,286

Diluted weighted average shares outstanding (thousands)

     94,986
    N/A
     4,300(e)
     99,286
                                                            ================================================










See accompanying notes to unaudited pro forma condensed financial information

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED 30 SEPTEMBER, 1997

                                  (UNAUDITED)

                                (IN THOUSANDS)





                                                                 HISTORICAL                 PRO FORMA
                                                            OZEMAIL   ACCESS ONE     ADJUSTMENTS
   COMBINED


NET REVENUES                                                 38,557      18,610            -          57,167



Cost of revenues                                             23,466      16,054            -          39,520

Sales and marketing                                           9,617       3,457            -          13,074

Product development                                           6,945           -            -           6,945

General and administrative                                    6,373       3,078            -           9,451

Amortization of Goodwill                                          -         193        2,432(d)        2,625


                                                            ------------------------------------------------
Income (loss) from operations                                (7,844)     (4,172)      (2,432)
        (14.448)

Interest income(expense) net                                  2,747        (992)           -           1,755

Other income (expense)                                         (112)          4            -            (108)



Income (loss) before income taxes                            (5,209)     (5,160)      (2,432)
        (12,801)

(Provision) benefit for income taxes                         (3,794)          -            -
          (3,794)



Net income (loss)                                            (9,003)     (5,160)      (2,432)        (16,595)



Basic net income (loss) per share                             (0.09)        N/A          N/A           (0.15)

Diluted net income (loss) per share                           (0.09)        N/A          N/A
           (0.15)



Basic weighted average shares outstanding (thousands)
103,555
     N/A
    10,000 (e)
 113,555



Diluted weighted average shares outstanding (thousands)

     103,555
     N/A
    10,000 (e)
113,555




See accompanying notes to unaudited pro forma condensed financial information

               NOTES TO PROFORMA CONDENSED FINANCIAL INFORMATION

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   (UNAUDITED)




(a)  To reflect consideration issued in connection with the Acquisition.

     Such consideration consisted of (i) A$5,000 of cash paid by the

     Company from existing cash balances and (ii) the issuance of 10,000 ordinary shares valued at A$15,740. Under the terms of the Agreement,

     7,200 ordinary shares (valued at A$11,333) were issued at closing and

     2,880 ordinary shares (valued at A$4,407) will be issued upon determination of a working capital adjustment calculated in accordance with the Agreement. The value of the unissued 2,800 shares has been included as a liability in the pro forma financial information.

     Management expects the unissued shares to be issued and the working capital adjustment to be resolved prior to December 31, 1998. There are no contingencies noted in connection with the unissued shares.



(b)  To record adjustments required to reflect the tangible assets acquired and liabilities assumed in connection with the acquisition.

     For purposes of this pro forma financial information, the carrying values of tangible assets acquired and liabilities assumed are assumed to approximate fair value on the date of the acquisition.  In addition, the Company has recorded the following adjustments to reflect the fair value of tangible assets acquired and liabilities assumed:


          1.   In connection with the acquisition the Company received

               options to acquire 4,160 unlisted ordinary shares of Solution

               6 (the parent of Access One) at an exercise price of A$0.75.

               The options have been valued at the fair market value of

               A$1,023 as determined on November, 25 1997, using the Black

               Scholes option pricing model, and have been included within other current assets in the accompany pro forma financial

               information. The options expire November 25, 2000.

          2.   The Company estimates that resolution of the working

               capital adjustment, calculated in accordance with the

               Agreement, will result in the Company receiving $2,212 from

               Solution 6.  Such amount has been recorded as an other current assets in the accompany pro forma financial information.  The

               Company expects the working capital adjustment to be resolved prior to December 31, 1998

          3.   The Company has developed plans to integrate and

               rationalize the operations of Access One subsequent to the

               Acquisition.  The Company has recorded liabilities of A$1,000 to reflect costs expected to be incurred in the near term in connection with the integration and rationalization.

          4.   In connection with the Acquisition, the Company has

               agreed to assume capital lease obligations totaling A$571

               previously recorded by Solution 6.

          5.   In connection with the Acquisition, Solution 6 has agreed

               (i) repay accounts payable and accrued expenses of Access One totaling approximately A$1,500, and (ii) transfer the

               intercompany borrowings by Access One from Solution 6 of

               A$17,560 to the Company.  The intercompany borrowing is

               recognized in the Company, where provision for recoverability is made before the amount is eliminated on consolidation of the Access One financials  in the accompanying pro forma

               financial information.






(c)  To eliminate historical pre acquisition losses and share capital of

     Access One and the historical net intangible asset balances of Access

     One of A$2,103 and to record the excess value of the acquisition price over the fair value of assets and liabilities as goodwill.  Goodwill will be amortized on a straight-line basis over its estimated life of five years.  No amount has been allocated to other intangible assets as (i) such balances are considered to be immaterial, and (ii) the useful lives of other intangible assets are assumed to be similar to the life assigned to Goodwill.



(d)  To record the amortization of Goodwill acquired in the transaction and reverse goodwill amortization in the Access One historical financial statements.



(e)  To adjust weighted average shares for (i) shares issued as part of the consideration give to Solution 6 in acquiring Access One and (ii)

     to adjust for the dilutive shares taken into consideration under reported profits when the combined results reflect a loss.



(f)  The Access One AGAAP historical financial statements have been adjusted for the items noted in note 25 o f Access One financial statements, to be properly stated in accordance with US GAAP:




                                  12 months ended         9 months ended

                                  December 31, 1996       September 30, 1997
                                  ------------------------------------------

                                      Inc (dec)               Inc (dec)

     Revenue                          (A$357)                 A$94

     Product Development Costs         A$531                  (A$531)





     An adjustment to reduce revenues of A$489 would also be required to be made to the  Access One AGAAP financial statements  for the period prior to January 1, 1996 to adjust for the deferral of revenues.




     The AGAAP liability for deferred revenue has been increased by $752 at September 30, 1997 to comply with US GAAP.